Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Pinnacle Foods Finance LLC (the “Registrant”) on Form 10-Q for the period ended September 28, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Craig Steeneck, Executive Vice President and Chief Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: November 12, 2008

/s/ CRAIG STEENECK
Craig Steeneck
Executive Vice President and Chief Financial Officer